UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 29, 2008 (February 28, 2008)
NN, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23486	62-1096725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Waters Edge Drive		37604
Johnson City, Tennessee		(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code:  (423) 743-9151

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFT 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFT 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFT 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFT 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Conditions.

Furnished as Exhibit 99.1 is a copy of the earnings release of NN, Inc. reporting results for the year ended December 31, 2007, which press release was issued on February 28, 2008.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is furnished pursuant to Item 2.02, is not considered "filed" under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any of the previous or future filings of NN, Inc. under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibits:

Exhibit Number     Description of Exhibit
99.1                         Press Release of NN, Inc. dated February 28, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NN, INC.

Date: February 29, 2008	By:	/s/ William C. Kelly, Jr.
Name: William C. Kelly, Jr.
Title: Vice President and Chief Administrative Officer